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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Caldera International, Inc. of our report dated February 9, 2001 relating to the financial statements of The Server and Professional Services Groups, which appears in Caldera International, Inc.'s Registration Statement on S-4 (No. 333-45936).


/s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP




San Jose, California
May 2, 2001